UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 3

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 12, 2012 (January 16, 2012)

CHINA SHEN ZHOU MINING & RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33929	87-0430816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

No. 166 Fushi Road Zeyang Tower, Shijingshan District, Beijing, China 100043

(Address of principal executive offices)

86-010-8890-6927

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as Amendment No. 3 (“Amendment No. 3”) to the Current Report on Form 8-K (“Form 8-K”) dated January 16, 2012 and filed by China Shen Zhou Mining & Resources, Inc. (the “Company”) under Items 1.01, 2.01, 8.01 and 9.01 on January 17, 2012, as amended by Amendment No. 1 (“Amendment No. 1”), filed on February 10, 2012, and as amended by Amendment No. 2 (“Amendment No. 2”), filed on April 2, 2012 with respect to its subsidiary Inner Mongolia Xiangzhen Mining Group Co., Ltd.’s acquisition of Wuchuan Dongsheng Mining Co., Ltd. (“Dongsheng Mining”), Yanhe Tujiazu Autonomous County Meilan Mining Co., Ltd. (“Meilan Mining”), and Guizhou Qianshi Resources Development Co., Ltd. (“Qianshi Resources”) (Such acquisitions collectively referred to as the “Transaction”). This Amendment No. 3 is being filed to include the required financial information under sections (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The combined financial statements of Dongsheng Mining, Meilan Mining, and Qianshi Resources, as of and for the year ended December 31, 2011, including the notes to such financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information

The following pro forma financial information is furnished as Exhibit 99.2 hereto:

1)	The required pro forma condensed combined balance sheet as of December 31, 2011 and the related pro forma condensed combined statements of operations for the year ended December 31, 2011 and the accompanying notes thereto.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1*	Equity Transfer Agreement, dated January 16, 2012 (translation from original Chinese)

10.2**	Equity Transfer Agreement, dated February 7, 2012 (translation from original Chinese)

10.3**	Equity Transfer Agreement, dated February 7, 2012 (translation from original Chinese)

23.1	Consent of Independent Auditor

99.1	The combined financial statements as of and for the year ended December 31, 2011 for Dongsheng Mining, Meilan Mining, and Qianshi Resources, including the notes to such combined financial statements.

99.2	Introduction; Unaudited Pro forma Combined Condensed Balance Sheet as of December 31, 2011; Unaudited Pro forma Combined Condensed Statement of Operations for the year ended December 31, 2011; Notes to Unaudited Pro forma Combined Condensed Financial Information.

* Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed with the SEC on January 17, 2012.

** Previously filed as an exhibit to Registrant’s Current Report on Form 8-K/A filed with the SEC on February 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Shen Zhou Mining & Resources, Inc.

Date: April 12, 2012	By:	/s/ Xiaojing Yu
Xiaojing Yu
Chief Executive Officer